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                    AMENDMENT No. 6 TO LEASE AGREEMENT



  This Amendment No. 6 to Lease Agreement (the "Sixth Amendment") is made and entered into as of September 2, 1997 by and between APT-IND/APTS REALTY, INC., a Delaware corporation, successor in interest to San Bernardino County Employees Retirement Association ("Landlord"), and C-Cube Microsystems Inc., a Delaware corporation ("Tenant"), with reference to the following facts:


                                 RECITALS

   A. WHEREAS, San Bernardino County Employees Retirement Association ("San Bernardino County"), Landlord's predecessor-in-interest, and Tenant have entered into that certain Lease Agreement dated as of an unspecified date in August, 1991, and that certain Lease Amendment dated October 19, 1992, and that certain Amendment No. 2 to Lease dated January 8, 1993, and that certain Amendment No. 3 to Lease dated June 15, 1993, and that certain Amendment No. 4 to Lease dated December 9, 1993, and that certain Amendment No. 5 to Lease dated July 21, 1994 (collectively the "Lease"), for the premises consisting or 48,384 rentable square feet located at 580 Cottonwood, Milpitas, California ("Oak Creek I") and 32,832 rentable square feet located at 1778 McCarthy Boulevard ("Oak Creek II"), Milpitas, California (the "Premises") as such Premises are more fully described in the Lease.

   B. WHEREAS, San Bernardino County has assigned its interest in the Lease to Landlord.

   C. WHEREAS, the Lease provided for two (2) consecutive options to extend the Term of the Lease (the "First Option to Extend" and the "Second Option To Extend") for a period of two (2) years each (the "First Extension Period" and the "Second Extension Period"). The Lease also provided for a specified monthly Base Rent for the First Extension Period and the Second Extension Period.

   D. WHEREAS, Tenant has exercised its First Option To Extend the Lease in accordance with Section 5 of Addendum No. 1 to the Lease, and Section 10 of the Lease Amendment to the Lease.

   E. WHEREAS, Landlord and Tenant have agreed to extend the Term of the Lease accordingly, subject to the terms and conditions set forth in this Sixth Amendment.

  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


      1. Recitals: Landlord and Tenant hereby agree that the herein above recitals are true and correct.

      2. Definitions: Unless defined otherwise in this Sixth Amendment, all definitions used in this Sixth Amendment, shall have the same meaning and definition as given them in the Lease.

      3. Term: The Term of the Lease shall be extended from December 31, 1997 to December 31, 1999 (the "Extended Term").

      4. Base Rent: The monthly Base Rent payable by Tenant shall be set forth below commencing on January 1, 1998:

          Monthly Periods      Monthly Rate/NNN  Monthly Base Rent
          01/1/98-12/31/99           $0.65          $52,790.40

      5. Tenant has hereby exercised its First Option to Extend, and Tenant shall have only one further option to extend the Lease. Such option is referred to herein as the Second Option to Extend.

      6. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Sixth Amendment, the terms and conditions of this Sixth Amendment shall prevail.

      7. Authority: Subject to the provisions of the Lease, this Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Sixth Amendment.

      8. The terms and provisions of the Lease are hereby incorporated in this Sixth Amendment.


  IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the date and year first above written.


   LANDLORD:

   APT-IND/APTS REALTY, INC.,
   a Delaware corporation

   By:  /s/ Gene Reilly
       ------------------
       Gene Reilly
       Vice President

   Date:     9/29/97
       ------------------


   TENANT:

   C-Cube Microsystems, Inc.,
   a Delaware corporation

   By:     /s/ Mark Allen
        ---------------------
   Printed Name:  Mark Allen
                -------------
   Title:      VP Operations
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   Date:             9/10/97
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